Exhibit 10.6

                         MAGELLAN HEALTH SERVICES, INC.
                         ------------------------------

                         2003 MANAGEMENT INCENTIVE PLAN

                          NOTICE OF STOCK OPTION GRANT
                     REFERENCE No. 20__-___-_ (____________)
                              As of January 5, 2004


NAME OF OPTIONEE:

SHARES SUBJECT TO OPTION:        ______ shares of the Ordinary Common Stock of
                                 Magellan Health Services, Inc. ("Shares")

TYPE OF OPTION:                  ___X___  Nonqualified   ________  Incentive

EXERCISE PRICE PER SHARE:        $ ______

DATE OF GRANT:                   As of January 5, 2004

DATE EXERCISABLE:                This option shall be exercisable (prior to its
                                 expiration) in whole or in part only to the extent it is vested and, prior to the seventh anniversary of the Date of Grant, only to the extent the Trading Price on the date of exercise (on or after the vesting date) exceeds the Target Price, all as determined as provided below. In addition, after termination of Optionee's Service, this option shall be exercisable (prior to its expiration) during the time period and on the conditions specified below (and only during such time period and on such conditions, notwithstanding the provisions of the Option Agreement governing the exercise of an option after termination of service).

                                 The Target Price shall be the amount equal to $_____ plus a cumulative return thereon of 10% per annum, with daily compounding, from the Date of Grant until the date for determining the Trading Price applicable to the exercise of the option. The Trading Price applicable to the date of exercise of the option shall be determined as of the day on which the Shares traded immediately preceding the exercise date based on the Fair Market Value of the Shares for each of the 20 consecutive trading days ending on (and including) such trading date.

                                 Exercise after termination of Service:

                                 >>         In the event Optionee's Service
                                            terminates by reason of his
                                            resignation, this option (to the
                                            extent then vested and subject to
                                            the foregoing condition for exercise
                                            before the seventh anniversary of

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                                            the Date of Grant regarding the
                                            Trading Price of the Shares) shall
                                            be exercisable only until the later
                                            of (i) 90 days following the date
                                            Optionee's Service terminates by
                                            reason of such resignation and (ii)
                                            the 45th day following the first day
                                            on or after the date Optionee's
                                            Service so terminates when the
                                            Optionee is not subject to a
                                            prohibition imposed by the Company
                                            on trading securities of the Company
                                            and may sell the Shares acquired
                                            upon exercise of the Option without
                                            violation of Rule 10b-5 under the
                                            Securities Exchange Act of 1934.

                                 >>         In the event Optionee's Service
                                            terminates by reason of discharge by
                                            the Company for cause, this option
                                            shall cease to be exercisable (even
                                            if vested and notwithstanding the
                                            Trading Price at the time)
                                            automatically upon the effective
                                            date Optionee's Service so
                                            terminates.

                                 >>         In the event Optionee's Service
                                            terminates by reason of his death or
                                            disability, this option shall vest
                                            as provided below and remain
                                            exercisable for two years following
                                            such termination of Service (subject
                                            to the foregoing condition for
                                            exercise before the seventh
                                            anniversary of the Date of Grant
                                            regarding the Trading Price of the
                                            Shares).

                                 >> In the event Optionee terminates his Service for good reason, unless such termination of Service is in connection with a change in control of the Company, this option shall vest as provided below and remain exercisable for two years following such termination of Service (subject to the foregoing condition for exercise before the seventh anniversary of the Date of Grant regarding the Trading Price of the Shares).

                                 >>         In the event Optionee's Service
                                            terminates by reason of discharge by
                                            the Company without cause or
                                            Optionee terminates his Service for
                                            good reason (whether or not in
                                            connection with a change in control
                                            of the Company), this option shall
                                            vest as provided below and remain
                                            exercisable for three years
                                            following such termination of
                                            Service (subject to the foregoing
                                            condition for exercise before the
                                            seventh anniversary of the Date of
                                            Grant regarding the Trading Price of
                                            the Shares); provided, however,
                                            that, upon the occurrence of a
                                            change in control of the Company
                                            before a termination of Optionee's
                                            Service, this option shall vest as
                                            provided below and remain
                                            exercisable until its normal
                                            expiration date and provided further
                                            that the foregoing condition for
                                            exercise before the seventh
                                            anniversary of the Date of Grant
                                            regarding the Trading Price of the
                                            Shares shall no longer apply (and
                                            shall be deemed satisfied) upon any
                                            subsequent termination of Optionee's
                                            Service.

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
                                 For purposes of determining when the foregoing provisions concerning exercise after termination of Service apply (including what events constitute a change in control of the Company and when a termination of Service is in connection with a change in control of the Company), the provisions of Optionee's Employment Agreement dated as of January 5, 2004 shall apply (even in the event such agreement has previously expired in accordance with its terms).

VESTING: This option shall vest with respect to one-third (1/3) of the Shares subject hereto on each of the first, second and third anniversaries of the Date of Grant, provided that Optionee's Service continues until the date of vesting, except that, if Optionee's Service with the Company terminates (i) by reason of his death or disability, (ii) by reason of discharge by the Company without cause (whether or not in connection with a change in control of the Company) or (iii) by the Optionee for good reason (whether or not in connection with a change in control of the Company), this option shall immediately vest in full upon such earlier termination in Service. In addition, in the event of a change in control of the Company, this option shall immediately vest in full.

                      For purposes of determining when the foregoing provisions concerning acceleration of vesting apply (including what events constitute a change in control of the Company and when a termination of Service is in connection with a change in control of the Company), the provisions of Optionee's Employment Agreement dated as of January 5, 2004 shall apply (even in the event such agreement has previously expired in accordance with its terms).

ADDITIONAL TERMS:     Option Shares issues upon exercise of this option may not
                      be sold or otherwise Transferred until the earlier of (i) the third anniversary of the Date of Grant or (ii) termination of Executive's service. For purposes of this provision, the same terms of the Option Agreement as apply in respect of a sale or other Transfer of options
                      (including the definition of "Transfer") shall apply to such Option Shares and for purposes of implementing such restrictions, as a condition of the issuance of such Option Shares, the Company may require the Optionee to enter into an agreement comparable to a Restricted Stock
                      Agreement under the Plan with respect to such Option
                      Shares.

EXPIRATION DATE:      January 5, 2014

OTHER TERMS:          The provisions of Section 12 of the Plan and subsection
                      2(c) of the Stock Option Agreement shall not apply to this


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                      option; the provisions of Optionee's Employment Agreement
                      with the Company dated as of January 5, 2004 shall instead apply to any circumstance in which such provisions would otherwise apply.

By signing your name below, you accept this award and acknowledge and agree that this award is granted under and governed by the terms and conditions of Magellan Health Services, Inc. 2003 Management Incentive Plan and the related Stock Option Agreement, reference number 2004-001, both of which are hereby made a part of this document.


Optionee:


---------------------------
Name:


                                     MAGELLAN HEALTH SERVICES, INC.

                                     By:
                                               ------------------------------

                                     Name:     ______________________________

                                     Title:
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